                                                                    EXHIBIT 99.9


                                 EXHIBIT 1.1(i)



             REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT


               THIS REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT (the "Agreement") is made and entered into as of __________, 2003 by and between PILGRIM'S PRIDE CORPORATION, a Delaware corporation (the "Company"), Lonnie A. Pilgrim, Lonnie K. Pilgrim and CONAGRA FOODS, INC., a Delaware corporation ("Stockholder").


RECITALS

               The Stockholder is the holder of _______ shares of Class A common stock of the Company acquired pursuant to a certain Stock Purchase Agreement dated June __, 2003 (the "Shares") by and between the Company and Stockholder (the "Purchase Agreement").

               Lonnie A. Pilgrim and Lonnie K. Pilgrim collectively control a substantial majority of the shares of common stock of the Company.

               The parties desire to provide for certain registration rights and transfer limitations with respect to common stock of the Company.


AGREEMENT

               1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

               Class A Common Stock: the Class A common stock, $0.01 par value, of the Company.

               Class B Common Stock: the Class B common stock, $0.01 par value, of the Company.

               Commission: the Securities and Exchange Commission.

               Common Stock: collectively, the Class A Common Stock and Class B Common Stock.

               Exchange Act: the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               Pilgrim Family: Lonnie A. Pilgrim, his spouse, his issue, his estate and any trust, partnership, including Pilgrim Interest, Ltd., or other entity primarily for the benefit of his spouse and/or issue.

               Prospectus: the prospectus included in any Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

               Registrable Securities: shares of Class A Common Stock acquired by the Stockholder pursuant to the Purchase Agreement, all other shares of Common Stock, if any, held by the Stockholder on the date hereof, and securities of the Company issued or issuable with respect to any such shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

               Registration Statement: any registration statement of the Company under the Securities Act which covers resales of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

               Securities Act: the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

               2. Registration.

               2.1 Registration. The Company shall file a Registration Statement (on Form S-3 if available to the Company) to cover the offer and sale of all of the Registrable Securities, and shall use its reasonable best efforts to cause such Registration Statement to become effective no later than twelve months following the date hereof. The Company shall promptly, upon the written request of the Stockholder, file additional Registration Statements (on Form S-3 if available to the Company), if required, to cover the offer and sale of securities of the Company subsequently issued with respect to such Registrable Securities by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. The offering and sale of Registrable Securities shall be pursuant to a plan of distribution proposed by the Stockholder and approved by the Company (with such approval not to be unreasonably withheld), and may include underwritten offerings and the sale of Registrable Securities from time to time. The managing lead underwriter or underwriters in connection with any underwritten offering of the Registrable Securities shall be proposed by the Stockholder and approved by the Company (with such approval not to be unreasonably withheld). The Company shall have the right to appoint its own underwriter to participate as a manager in any such underwritten offering.

               2.2 Piggyback Registration.

                  (a) If the Company at any time proposes to register Common Stock under the Securities Act either for its own account or for the account of others, other than a registration on Form S-8 or Form S-4 (or successor forms relating to employee stock plans and business combinations), and the form to be used for such registration may be used for registration of the Registrable Securities, it shall promptly give written notice to the Stockholder of its intention to effect such registration (an "Incidental Registration"). Within 15 days after delivery of any such notice by the Company, the Stockholder may make a written request (a "piggyback request") that the Company include in such Incidental Registration the number of shares of Registrable Securities requested by the Stockholder. Such piggyback request shall set forth the Registrable Securities the Stockholder intends to dispose of and the intended method of disposition thereof.

                  (b) The Company will use its best efforts to include in any Incidental Registration all Registrable Securities which the Company has been requested to register pursuant to any timely piggyback request to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided the Stockholder agrees, in the case of an underwritten offering, to sell such Registrable Securities on the basis provided in any underwriting arrangements reasonably approved by the Company and to enter into such agreements with the underwriter as are customary in such offerings.

                  (c) Notwithstanding the preceding Sections 2.2(a) and (b):

                           (i) the Company shall not be obligated pursuant to
                  this Section 2.2 to effect a registration of Registrable Securities requested pursuant to a piggyback request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith; and

                           (ii) the Company may exclude from an Incidental
                  Registration some or all of the Registrable Securities to the extent a managing underwriter advises the Company that, in its opinion, the inclusion of all of the Registrable Securities shares proposed to be included in such registration would interfere with the successful marketing of the Common Stock proposed to be registered by the Company.

                  The Company shall advise the Stockholder of any exclusion of Registrable Securities from an Incidental Registration pursuant to clause (ii) above, in which case: (x) the Company shall include in such Incidental Registration first the securities the Company proposes to sell for its own account in such registration; (y) the Common Stock held by officers and directors of the Company and the Pilgrim Family shall be excluded from such registration and underwriting to the extent required by such limitation before any Registrable Securities are excluded; and
                  (z) any other shares to be registered for the account of persons other than the Company shall be excluded on a pro rata basis to the extent any Registrable Securities are to be excluded.

                  (d) If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use reasonable efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2.2, Stockholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Registrable Securities, any other equity securities of the Company, or any securities convertible into or exchangeable for any equity securities of the Company, within 15 days prior to and 60 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 90 days, is required) after the effective date of the Registration Statement relating to such registration, except as part of such registration or with the prior written consent of the Company and the managing underwriter, if any.

         2.3 Tag-Along by Company.

                  (a) If the Stockholder at any time intends to sell some or all of the Registrable Securities pursuant to an underwritten offering that is not initiated by the Company on its own behalf ("Stockholder Offering"), it shall promptly (and in no event less than 15 days prior to the commencement of such offering) give written notice to the Company of its intention to effect such offering. Within five days after delivery of any such notice by the Stockholder, the Company may make a written request that the Company be permitted to sell in such Stockholder Offering the number of shares of Common Stock requested by the Company.

                  (b) The Stockholder will use its best efforts to permit the Company to offer and sell in the Stockholder Offering all Common Stock which the Company has requested to include in such offering, to the extent required to permit the disposition of such Common Stock, provided the Company agrees to sell such Common Stock on the basis provided in any underwriting arrangements reasonably approved by the Stockholder and to enter into such agreements with the underwriter as are customary in such offerings.

                  (c) Notwithstanding the preceding Sections 2.3(a) and (b), the Stockholder may exclude from participation in a Stockholder Offering some or all of the Common Stock requested by the Company to be included therein to the extent a managing underwriter advises the Stockholder that, in its opinion, the inclusion of all of the shares proposed to be included in such offering by the Company would interfere with the successful marketing of the Common Stock proposed to be offered and sold therein by the Stockholder.

         2.4 Period of Effectiveness. The Company shall use its reasonable best efforts to maintain the effectiveness of any Registration Statement filed pursuant to Section 2.1 hereof until the earlier of:

                  (a) the time when the Registrable Securities covered by such Registration Statement have been sold, or

                  (b) the later of five years following the date hereof or the time the Stockholder may sell such Registrable Securities as a non-affiliate within the safe harbor provided by Rule 144(k).

         2.5 Allowed Delay.

                  (a) Notwithstanding anything to the contrary herein, if the Company determines in good faith that the filing of a Registration Statement with respect to Registrable Securities pursuant to this Section 2: (i) may interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction), or (ii) would require the disclosure of material information the disclosure of which at the time is not, in the good faith determination of the Company, in the best interests of the Company, or which the Company has a specific short-term need for preserving as confidential, the Company shall not be required to file a Registration Statement pursuant to this Section 2, or may withhold efforts to cause a Registration Statement to become effective, until the earlier of (x) the date upon which such material information is disclosed to the public (it being understood that nothing herein shall require such disclosure) or, in the good faith determination of the Company, ceases to be material and (y) sixty (60) days after the Company makes such good faith determination.

                  (b) Notwithstanding anything to the contrary herein, for not more than thirty (30) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith determination of the Company, in the best interests of the Company.

                  (c) The occurrence of the circumstances described in subsections (a) and (b) above shall constitute an "Allowed Delay." In the event of an Allowed Delay, the Company shall promptly (i) notify the Stockholder in writing of the existence of (but in no event, without the prior written consent of Stockholder, shall the Company disclose to Stockholder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (ii) advise Stockholder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

                  3. Registration Procedures. Whenever the Company is under an obligation to effect the registration of the Registrable Securities, the Company shall:

                  (a)      ensure that:

                           (i) any Registration Statement and any amendment
                  thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, and

                           (ii) any Registration Statement and any amendment
                  thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (b) before filing the Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference), furnish to the Stockholder and its counsel copies of all such documents proposed to be filed, which documents will be subject to the review of the Stockholder and its counsel, and the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as are reasonably proposed by the Stockholder;

                  (c) use its reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the periods provided herein; cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of the Registrable Securities, including dispositions by underwritten offerings;

                  (d) notify the Stockholder

                           (i) when the Prospectus or the Registration Statement
                  has been filed with the Commission, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                           (ii) of any request by the Commission or any other
                  federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information,

                           (iii) of the issuance by the Commission or any other
                  federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                           (iv) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose,

                           (v) of the existence of any fact or happening of any
                  event which makes any statement of a material fact in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and

                           (vi) of the Company's determination that a
                  post-effective amendment to the Registration Statement would be appropriate;

                  (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

                  (f) furnish to the Stockholder and its counsel, without charge, and when filed a conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by the Stockholder);

                  (g) deliver to the Stockholder and underwriter, without charge, as many copies of the Prospectus (including a preliminary prospectus, if any) and any amendment or supplement thereto as reasonably requested; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Stockholder and the underwriter in connection with the offering and sale of the Registrable Securities in the manner described in the Prospectus;

                  (h) use its reasonable best efforts, prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Stockholder in connection with the registration or qualification (or exemption from such registration or qualification) of the Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Stockholder or the underwriter reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period the Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

                  (i) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States, as may be necessary to enable the Stockholder to consummate the disposition of the Registrable Securities, subject to the proviso contained in
(h) above;

                  (j) immediately upon the existence of any fact or the occurrence of any event as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, use its best efforts to cause it to become effective as soon as practicable;

                  (k) in connection with an underwritten offering of Registrable Securities, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other reasonable actions in connection therewith as may be reasonably requested by the underwriter in order to expedite or facilitate the disposition of the Registrable Securities and in such connection,

                           (i) make such representations and warranties to the
                  Stockholder and the underwriter with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested,

                           (ii) obtain the opinion of counsel to the Company,
                  which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriter and shall be addressed to the underwriter covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriter,

                           (iii) obtain "cold comfort" letters and updates
                  thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriter, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and

                           (iv) deliver such documents and certificates as may
                  be reasonably requested by the underwriter to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company;


                  (l) if requested in connection with a disposition of Registrable Securities pursuant to the Registration Statement, make reasonably available for inspection by the Stockholder and the underwriter and any attorney or accountant retained by the Stockholder or underwriter, financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; subject to reasonable written assurances by each such person that such information will be kept confidential, will not be used as the basis for any transactions in the Company's securities, and will only be used in connection with such person's reasonable investigation in connection with the Registration Statement;

                  (m) comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                  (n) cooperate with the Stockholder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Stockholder may reasonably request; and

                  (o) if the Registrable Securities are to be sold in an underwritten offering, cause such executive or executives as the managing underwriter or the Stockholder may reasonably request (including, if so requested, the Company's Chief Executive Officer and Chief Financial Officer) to attend any analyst and investment preparations, including any "roadshow" for up to three business days in any twelve month period. The Stockholder will reimburse the reasonable travel expenses of the executive or executives.

                  Stockholder shall be deemed to have agreed that upon receipt of any notice from the Company of the commencement of an Allowed Delay or the occurrence of an event described in Sections 3(d)(v) or (vi), Stockholder will promptly discontinue such Stockholder's disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until such Stockholder shall have received notice from the Company that such Allowed Delay has concluded or Registration Statement has been amended and/or copies of the supplemented or amended Prospectus contemplated by Sections 3(d)(v) or (vi) have been furnished. If so directed by the Company, Stockholder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Stockholder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

                  4. Stockholder Information. The Stockholder agrees to promptly upon the Company's request, furnish such information regarding the Stockholder and the distribution of the Registrable Securities as the Company may from time to time reasonably request and as may be required in connection with the preparation of a Registration Statement. The Stockholder also agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Stockholder not materially false or misleading. The receipt by the Company of information pursuant to this Section 4 shall be a condition precedent to the Company's obligations under Sections 2 and 3.

                  5. Fees and Expenses. All fees and expenses incurred by the Company in performance of or compliance with this Agreement shall be borne by the Company. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with federal securities or Blue Sky laws), (ii) printing expenses,
(iii) fees and disbursements of counsel for the Company, and (iv) fees and disbursements of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance). In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section, the Stockholder shall pay all of its transfer taxes, if any, relating to the sale of Registrable Securities, underwriting discounts, concessions and commissions (including fees and expenses of underwriter's counsel) with respect to the Registrable Securities, and the fees and expenses of Stockholder's own counsel.

                  6. Indemnification.

                    (a) The Company agrees to indemnify and hold harmless the Stockholder, and its officers, employees and agents and each person who controls the Stockholder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished to the Company by the Stockholder or the Stockholder's representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                    The Company also agrees to indemnify losses of any underwriter of any Registrable Securities, registered under a Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Securities Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Stockholder provided above and shall, if requested by the Stockholder, enter into an underwriting agreement reflecting such agreement.

                    (b) The Stockholder agrees to indemnify and hold harmless the Company and its directors and officers who sign such Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Stockholder, but only with reference to information relating to the Stockholder furnished to the Company by the Stockholder or Stockholder's representatives specifically for inclusion in a Registration Statement. This indemnity agreement will be in addition to any liability which the Stockholder may otherwise have.

                    The Stockholder also agrees to indemnify losses of any underwriter of any Registrable Securities, registered under a Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Securities Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Company provided above and shall, if requested by the Company, enter into an underwriting agreement reflecting such agreement.

                    (c) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                    (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  7. Rule 144 Reporting.

                  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) so long as the Stockholder owns any Registrable Securities, furnish to the Stockholder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Stockholder to sell any such securities without registration.

                  8. Transfer Limitations.

                    (a) Without the prior written consent of the Company, the Stockholder agrees that it will not, and will cause each of its Affiliates not to, directly or indirectly,

                  (i) except pursuant to a third party tender offer, offer, pledge, sell, contract to sell, grant or otherwise transfer or dispose of, or enter into any swap, short position or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of (regardless of whether any of the transactions described is to be settled by the delivery of Common Stock, or other securities convertible into or exercisable or exchangeable for Common Stock, in cash or otherwise) (x) any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, prior to 12 months following the date hereof, or (y) during any 12 month period a number of shares of Common Stock greater in number than 33 1/3% of the Class A Common Stock issued by the Company pursuant to the Purchase Agreement, or

                  (ii) (A) acquire, offer to acquire or agree to acquire beneficial ownership of any voting securities of the Company, except pursuant to stock splits, reverse stock splits, stock dividends or distributions, or combinations or any similar recapitalization, on or after the date hereof;

                                    (B) acquire, offer to acquire or agree to
                  acquire any business or material assets of the Company or any of its subsidiaries;

                                    (C) initiate or propose any offer by any
                  third party to acquire beneficial ownership of voting securities of the Company, other than an acquisition of Shares;

                                    (D) initiate or propose any merger, tender
                  offer, business combination or other extraordinary transaction involving the Company or any of its subsidiaries;

                                    (E) form, join or in any way participate in
                  a group of persons acquiring, holding, voting or disposing of any voting securities of the Company which would be required under Section 13(d) of the Exchange Act and the rules and regulations thereunder to file a statement on Schedule 13D with the SEC as a "person" within the meaning of Section 13(d)(3) of the Exchange Act (or any successor statute or regulation); or

                                    (F) propose, or agree to, or enter into any
                  discussions, negotiations or arrangements with, or provide any confidential information to, any third party with respect to any of the foregoing.

                  (b) Lonnie A. Pilgrim and Lonnie K. Pilgrim agree that they shall not, and shall not allow Pilgrim Interest, Ltd. to, offer, sell or otherwise dispose of, directly or indirectly, any shares of Common Stock during the time that the Stockholder owns 5% or more of the number of shares of outstanding Common Stock without the consent of the Stockholder. A legend reflecting the forgoing restriction shall be placed on the shares. The restriction shall not (i) apply to transfers of Common Stock as a bona fide gift to a member of the Pilgrim Family or to a trust or other entity for their benefit for estate planning purposes, provided the transferees, beneficiaries and trustees thereof agree in writing to be bound by such restriction or (ii) restrict the sale of up to 120,000 shares of Common Stock by the Pilgrim Family during any 12 month period.

                  (c) The number of shares referred to in this section shall be adjusted to reflect any subsequent stock split, share dividend, recapitalization, reclassification or similar transaction effected by the Company

               9. Miscellaneous.

                  (a) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Stockholder in this Agreement. The Company represents and warrants that the rights granted to the Stockholder hereunder do not in any way conflict with the rights granted to the Stockholders of the Company's securities under any other agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by written consent of the parties.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                       (x)     if to the Stockholder, to:
                               ConAgra Foods, Inc.
                               One ConAgra Drive
                               Omaha, NE  68102
                               Attn:  James P. O'Donnell
                               Executive Vice President and
                               Chief Financial Officer

                               with a copy to:

                               McGrath North Mullin & Kratz, PC LLO
                               Suite 3700, First National Tower
                               1601 Dodge Street
                               Omaha, NE  68102
                               Fax No. 402-341-0216
                               Attn:  Roger Wells

                       (y)     if to the Company, to:
                               Pilgrim's Pride Corporation
                               110 South Texas Street
                               Pittsburg, Texas 75686
                               Fax: (903) 856-7505
                               Attention:  Chief Financial Officer

                               with a copy to:

                               Baker & McKenzie
                               2300 Trammell Crow Center
                               2001 Ross Avenue
                               Dallas, Texas 75201
                               Fax: (214) 978-3099
                               Attention: Alan G. Harvey

or to such other address as such person may have furnished to the other persons identified in this section in writing in accordance herewith.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Stockholder may assign all or any part of its registration rights under this Agreement to any person or entity to whom the Stockholder sells, transfers or assigns at least 10% of the Shares, provided that any such purchaser, transferee or assignee expressly agrees in writing to be bound by the terms and conditions of this Agreement and subject to Stockholder's obligations hereunder. In the event the Stockholder shall assign its registration rights pursuant to this Agreement in connection with the transfer of less than all of its Registrable Securities to another holder, the Stockholder shall also retain its registration rights with respect to the remaining Registrable Securities.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (h) Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company to the Stockholder. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                  (k) Further Assurances. Each of the parties hereto shall use all best efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         PILGRIM'S PRIDE CORPORATION


                                         By:
                                            ----------------------------------
                                         Name:
                                                ------------------------------
                                         Title:
                                                 -----------------------------



                                         CONAGRA FOODS, INC.


                                         By:
                                             ---------------------------------
                                         Name:
                                              --------------------------------
                                         Title:
                                                ------------------------------



                                         LONNIE A. PILGRIM

                                         -------------------------------------


                                         LONNIE K. PILGRIM

                                         -------------------------------------

                   10.50% SUBORDINATED NOTES DUE MARCH 4, 2011
                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of __________, 2003 by and between PILGRIM'S PRIDE CORPORATION, a Delaware corporation (the "Company"), and CONAGRA FOODS, INC., a Delaware corporation ("Holder").


RECITALS

         The Holder is the holder of $__________________ in aggregate principal amount of 10.50% Subordinated Notes due March 4, 2011 (the "Securities") issued by the Company pursuant to a certain Stock Purchase Agreement dated June __, 2003 by and between the Company and Holder (the "Purchase Agreement").

         The parties desire to provide for certain registration rights with respect to the Securities.


AGREEMENT

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

               Commission: the Securities and Exchange Commission.

               Exchange Act: the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

               Indenture: the Indenture relating to the Securities, dated as of ______, between the Company and ______________, as trustee, as the same may be amended from time to time in accordance with the terms thereof. Prospectus: the prospectus included in any Registration Statement, as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

               Registrable Securities: the Securities and securities of the Company issued or issuable with respect to the Securities by way of recapitalization, merger, consolidation or other reorganization or otherwise.

               Registration Statement: any registration statement of the Company under the Securities Act which covers resales of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

               Securities Act: the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

         2. Registration.

               2.1 Registration. The Company shall file a Registration Statement (on Form S-3 if available to the Company) to cover the offer and sale of all of the Registrable Securities, and shall use its reasonable best efforts to cause such Registration Statement to become effective no later than twelve months following the date hereof. The Company shall promptly, upon the written request of the Holder, file additional Registration Statements (on Form S-3 if available to the Company), if required, to cover the offer and sale of securities of the Company subsequently issued with respect to such Registrable Securities by way of recapitalization, merger, consolidation or other reorganization or otherwise. The offering and sale of Registrable Securities shall be pursuant to a plan of distribution proposed by the Holder and approved by the Company (with such approval not to be unreasonably withheld), and may include underwritten offerings and the sale of Registrable Securities from time to time. The managing underwriter or underwriters in connection with any underwritten offering of the Registrable Securities shall be selected by the Holder.

               2.2 Period of Effectiveness. The Company shall use its reasonable best efforts to maintain the effectiveness of any Registration Statement until the earlier of:

                  (c) the time when the Registrable Securities covered by such Registration Statement have been sold, or

                  (d) the later of five years following the date hereof or the time the Holder may sell such Registrable Securities as a non-affiliate within the safe harbor provided by Rule 144(k).

               2.3 Allowed Delay.

                  (a) Notwithstanding anything to the contrary herein, if the Company determines in good faith that the filing of a Registration Statement with respect to Registrable Securities pursuant to this Section 2: (i) may interfere with or affect the negotiation or completion of any transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction), or (ii) would require the disclosure of material information the disclosure of which at the time is not, in the good faith determination of the Company, in the best interests of the Company, or which the Company has a specific short-term need for preserving as confidential, the Company shall not be required to file a Registration Statement pursuant to this
Section 2, or may withhold efforts to cause a Registration Statement to become effective, until the earlier of (x) the date upon which such material information is disclosed to the public (it being understood that nothing herein shall require such disclosure) or, in the good faith determination of the Company, ceases to be material and (y) sixty (60) days after the Company makes such good faith determination.

                  (b) Notwithstanding anything to the contrary herein, for not more than thirty (30) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any Registration Statement contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith determination of the Company, in the best interests of the Company.

                  (c) The occurrence of the circumstances described in subsections (a) and (b) above shall constitute an "Allowed Delay." In the event of an Allowed Delay, the Company shall promptly (i) notify the Holder in writing of the existence of (but in no event, without the prior written consent of Holder, shall the Company disclose to Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and
(ii) advise Holder in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

         3. Registration Procedures. Whenever the Company is under an obligation to effect the registration of the Registrable Securities, the Company shall:

                  (a)      ensure that:

                                    (iii) any Registration Statement and any
                           amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, and

                                    (iv) any Registration Statement and any
                           amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (b) before filing the Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holder and its counsel copies of all such documents proposed to be filed, which documents will be subject to the review of the Holder and its counsel, and the Company shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as are reasonably proposed by the Holder;

               (c) use its reasonable best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the periods provided herein; cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of the Registrable Securities, including dispositions by underwritten offerings;

                  (d)      notify the Holder

                                    (vii) when the Prospectus or the
                           Registration Statement has been filed with the Commission, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                                    (viii) of any request by the Commission or
                           any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information,

                                    (ix) of the issuance by the Commission or
                           any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                                    (x) of the receipt by the Company of any
                           notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,

                                    (xi) of the existence of any fact or
                           happening of any event which makes any statement of a material fact in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and

                                    (xii) of the Company's determination that a
                           post-effective amendment to the Registration
                           Statement would be appropriate;

               (e) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

               (f) furnish to the Holder and its counsel, without charge, and when filed a conformed copy of the Registration Statement and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by the Holder);

               (g) deliver to the Holder and underwriter, without charge, as many copies of the Prospectus (including a preliminary prospectus, if any) and any amendment or supplement thereto as reasonably requested; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by the Holder and the underwriter in connection with the offering and sale of the Registrable Securities in the manner described in the Prospectus;

               (h) use its reasonable best efforts, prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Holder in connection with the registration or qualification (or exemption from such registration or qualification) of the Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Holder or the underwriter reasonably request; keep each such registration or qualification (or exemption therefrom) effective during the period the Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject;

               (i) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the Holder to consummate the disposition of the Registrable Securities, subject to the proviso contained in (h) above;

               (j) immediately upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to the Registration Statement, use its best efforts to cause it to become effective as soon as practicable;

               (k) cause the Indenture to be qualified under the Trust Indenture Act in a timely manner;

               (l) in connection with an underwritten offering of Registrable Securities, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other reasonable actions in connection therewith as may be reasonably requested by the underwriter in order to expedite or facilitate the disposition of the Registrable Securities and in such connection,

                           (v) make such representations and warranties to the
                  Holder and the underwriter with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested,

                           (vi) obtain the opinion of counsel to the Company,
                  which opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriter and shall be addressed to the underwriter covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriter,

                           (vii) obtain "cold comfort" letters and updates
                  thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriter, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and

                           (viii) deliver such documents and certificates as may
                  be reasonably requested by the underwriter to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company;


               (m) the Company will use its reasonable best efforts (i) if the Registrable Securities have been rated prior to the initial sale of such Registrable Securities, to confirm such ratings will apply to the Registrable Securities covered by a Registration Statement, or (ii) if the Registrable Securities were not previously rated, to cause the Registrable Securities covered by a Registration Statement to be rated by up to two nationally recognized statistical rating agencies, if so requested by the Holder with respect to the related Registration Statement or by any underwriter.

               (n) if requested in connection with a disposition of Registrable Securities pursuant to the Registration Statement, make reasonably available for inspection by the Holder and the underwriter and any attorney or accountant retained by the Holder or underwriter, financial and other records, corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such disposition; subject to reasonable written assurances by each such person that such information will be kept confidential, will not be used as the basis for any transactions in the Company's securities, and will only be used in connection with such person's reasonable investigation in connection with the Registration Statement;

               (o) comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

               (p) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holder may reasonably request; and

               (q) if the Registrable Securities are to be sold in an underwritten offering, cause such executive or executives as the managing underwriter or the Holder may reasonably request (including, if so requested, the Company's Chief Executive Officer and the Chief Financial Officer) to attend any analyst and investment preparations, including any "roadshow" for up to three business days in any twelve month period. The Stockholder will reimburse the reasonable travel expenses of the executive or executives.


         Holder shall be deemed to have agreed that upon receipt of any notice from the Company of the commencement of an Allowed Delay or the occurrence of an event described in Sections 3(d)(v) or (vi), Holder will promptly discontinue such Holder's disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until Holder shall have received notice from the Company that such Allowed Delay has concluded or Registration Statement has been amended and/or copies of the supplemented or amended Prospectus contemplated by Sections 3(d)(v) or (vi) have been furnished. If so directed by the Company, Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.


         4. Holder Information. The Holder agrees to, promptly upon the Company's request, furnish such information regarding the Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request and as may be required in connection with the preparation of a Registration Statement. Holder also agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially false or misleading. The receipt by the Company of information pursuant to this Section 4 shall be a condition precedent to the Company's obligations under Sections 2 and 3.

         5. Special Interest. If a Registration Statement has not been declared effective by the Commission on or before 12 months following the date hereof or after the Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Registrable Securities in accordance with and during the periods specified in this Agreement (each such event a "Registration Default"), interest ("Special Interest") will accrue on the principal amount of the Registrable Securities (in addition to the stated interest on the Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured; provided, however, no such Registration Default shall occur and no such Special Interest shall accrue pursuant to this Section 5 if the cause of the delay in filing and effectiveness of a Registration Statement or the subsequent cessation of effectiveness is: (a) due to the Company not receiving information pursuant to Section 4; (b) due to or during the pendency of an Allowed Delay; or (c) due to or during the sixty
(60) day period following the occurrence of an event described in Sections 3(d)(v) or (vi). Special Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum. The provisions of this section shall not constitute the exclusive remedy of the Holder for the Company's breach of this Agreement. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Holder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         6. Private Placement. Upon the request of the Holder, the Company will reasonably cooperate, and shall instruct its independent accountants to reasonably cooperate, with the Holder in order for the Holder to sell the Registrable Securities in a private placement, including the Company's preparation of an offering memorandum and entering into and performing pursuant to an underwriting or placement agent agreement in form, scope and substance as is customary in such offerings. The purchasers of the Registrable Securities who acquire from Holder at least $20,000,000 principal amount of the Registrable Securities in the private placement shall be granted registration rights by the Company in the form customarily granted in such offerings, including, if requested by the Holder, the issuance of debt securities identical in all material respects to the Registrable Securities to be offered to such purchasers in an exchange transaction registered on Form S-4.

         7. Fees and Expenses. All fees and expenses incurred by the Company in performance of or compliance with this Agreement shall be borne by the Company. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with federal securities or Blue Sky laws), (ii) printing expenses, (iii) fees and disbursements of counsel for the Company, and (iv) fees and disbursements of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance). In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section, the Holder shall pay all of its transfer taxes, if any, relating to the sale of Registrable Securities, underwriting discounts, concessions and commissions (including fees and expenses of underwriter's counsel) with respect to the Registrable Securities, and the fees and expenses of Holder's own counsel. Notwithstanding the foregoing, the Company agrees to pay one-half of ConAgra Foods, Inc.'s reasonable underwriting discounts, commissions and placement agency fees with respect to its initial sale of the Registrable Securities.

         8. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless the Holder, and its officers, employees and agents and each person who controls the Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished to the Company by the Holder or the Holder's representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  The Company also agrees to indemnify losses of any underwriter of any Registrable Securities, registered under a Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Securities Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Holder provided above and shall, if requested by the Holder, enter into an underwriting agreement reflecting such agreement.

                  (b) The Holder agrees to indemnify and hold harmless the Company and its directors and officers who sign such Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holder, but only with reference to information relating to the Holder furnished to the Company by the Holder or Holder's representatives specifically for inclusion in a Registration Statement. This indemnity agreement will be in addition to any liability which the Holder may otherwise have.

                  The Holder also agrees to indemnify losses of any underwriter of any Registrable Securities, registered under a Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Securities Act or the Exchange Act) on substantially the same basis as that of the indemnification of the Company provided above and shall, if requested by the Company, enter into an underwriting agreement reflecting such agreement.

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         9. Rule 144 Reporting.

                  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                  (i) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         10. Miscellaneous.

                  (a) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holder in this Agreement. The Company represents and warrants that the rights granted to the Holder hereunder do not in any way conflict with the rights granted to the Holders of the Company's securities under any other agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by written consent of the parties.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                           (x)      if to the Holder, to:
                                    ConAgra Foods, Inc.
                                    One ConAgra Drive
                                    Omaha, NE  68102
                                    Attn:  James P. O'Donnell
                                    Executive Vice President and
                                    Chief Financial Officer
                                    with a copy to:

                                    McGrath North Mullin & Kratz, PC LLO
                                    Suite 3700, First National Tower
                                    1601 Dodge Street
                                    Omaha, NE  68102
                                    Fax No. 402-341-0216
                                    Attn:  Roger Wells

                           (y)      if to the Company, to:

                                    Pilgrim's Pride Corporation
                                    110 South Texas Street
                                    Pittsburg, Texas 75686
                                    Fax:  (903) 856-7505
                                    Attention:  Chief Financial Officer

                                    with a copy to:

                                    Baker & McKenzie
                                    2300 Trammell Crow Center
                                    2001 Ross Avenue
                                    Dallas, Texas 75201
                                    Fax:  (214) 978-3099
                                    Attention:  Alan G. Harvey

or to such other address as such person may have furnished to the other persons identified in this section in writing in accordance herewith.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. The Holder may assign all or any part of its registration rights under this Agreement to any person or entity to whom the Holder sells, transfers or assigns at least $20,000,000 principal amount of such Registrable Securities, provided that any such purchaser, transferee or assignee expressly agrees in writing to be bound by the terms and conditions of this Agreement and subject to Holder's obligations hereunder. In the event the Holder shall assign its registration rights pursuant to this Agreement in connection with the transfer of less than all of its Registrable Securities to another holder, the Holder shall also retain its registration rights with respect to the remaining Registrable Securities.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                  (h) Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

                  (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

                  (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company to the Holder. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                  (k) Further Assurances. Each of the parties hereto shall use all best efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    PILGRIM'S PRIDE CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                            -----------------------------------



                                    CONAGRA FOODS, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                           ------------------------------------
                                    Title:
                                          -------------------------------------